UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: August 23, 2005
Assurant, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31978	39-1126612

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Chase Manhattan Plaza, 41st Floor New York, New York	10005

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 859-7000
N/A

 (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
SIGNATURE

Item 1.01 Entry Into a Material Definitive Agreement
     On August 23, 2005, the Benefit Plans Committee (the “Committee”) of Assurant, Inc. (the “Company”) approved an amendment to the Assurant Executive Pension and 401(k) Plan (the “Plan”) to remove the Company’s stock as a deemed investment in which participants may allocate all or a portion of their accounts under the Plan. This amendment will be effective September 9, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: August 25, 2005	By: /s/ Raj B. Dave
Name: Raj B. Dave
Title: Vice President & Assistant General Counsel